OPPENHEIMER ROCHESTER® INTERMEDIATE TERM MUNICIPAL FUND

Supplement dated May 17, 2018 to the Summary Prospectus,

Prospectus, and Statement of Additional Information

This supplement amends the summary prospectus, prospectus, and statement of additional information (“SAI”) of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the summary prospectus, prospectus, and statement of additional information and retain it for future reference.

Effective June 29, 2018:

1.	The Fund’s name is changed to “Oppenheimer Intermediate Term Municipal Fund.” All references to “Oppenheimer Rochester Intermediate Term Municipal Fund” in the summary prospectus, prospectus, and SAI are deleted and replaced with “Oppenheimer Intermediate Term Municipal Fund”.

2.	The section titled “Principal Investment Strategies” in the summary prospectus and prospectus is deleted and replaced with the following:

Principal Investment Strategies. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual and, as applicable, the Fund’s state income tax. The Fund will not invest more than 5% of its net assets in securities that produce income subject to the alternative minimum tax (“AMT”).

The Fund invests in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns, counties, agencies and authorities) and the District of Columbia, or by their agencies, instrumentalities and authorities. These primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations), interests in municipal leases, and tax-exempt commercial paper. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The Fund can borrow money to purchase additional securities, creating “leverage” of up to one third of its total assets, as permitted under the Investment Company Act of 1940.

The Fund will not invest in securities issued by U.S. territories and possessions or by their agencies, instrumentalities and authorities.

The Fund seeks to maintain a dollar-weighted average effective portfolio maturity between three and seven years, however, it can buy securities that have short, intermediate or long maturities. A substantial percentage of the securities the Fund buys may be “callable,” meaning that the issuer can redeem them before their maturity date. Because of events affecting the bond markets and interest rate changes, the maturity of the portfolio might not meet that target for temporary periods.

The Fund will not invest more than 10% of its total assets in securities that are rated below investment grade (sometimes referred to as “junk bonds”). The Fund also will not invest more than 40% of its total assets in securities, in the aggregate, that are rated below the top three investment grade categories or that are unrated. Each of these restrictions is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser, OppenheimerFunds, Inc., has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of these securities to exceed, at times significantly, these restrictions for an extended period of time. Investment-grade-securities are rated in one of the four highest rating categories of nationally recognized statistical rating organizations, such as S&P Global Ratings (or, in the case of unrated securities, determined by the Fund’s Sub-Adviser to be comparable to securities rated investment-grade). The Fund also invests in unrated securities, in which case the Fund’s Sub-Adviser internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Fund’s Sub-Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund will not invest more than 15% of its total assets in unrated securities. For purposes of the limitations described above regarding “unrated securities,” such securities do not include securities that are not rated but that the Fund’s Sub-Adviser determines to be comparable to securities of the same issuer that are rated by a nationally recognized statistical rating organization.

The Fund will not invest more than 15% of its total assets in municipal securities issued by the government of a single state, its political subdivisions, or its agencies, instrumentalities and authorities. Notwithstanding this limitation, the Fund may invest up to 25% of its total assets in municipal securities issued by each of California, New York, and Texas, or their respective agencies, instrumentalities and authorities. In addition, the Fund will not invest more than 15% of its total assets in a single sector, as determined by the Sub-Adviser. This limitation does not apply to investments in the general obligations sector.

To the extent the Fund invests in pre-refunded municipal securities collateralized by U.S. government securities, the Fund may treat those securities as investment-grade (AAA) securities even if the issuer itself has a below-investment-grade rating.

In selecting investments for the Fund, the portfolio managers generally look for high current income; favorable credit characteristics; a wide range of issuers including different municipalities, agencies, sectors and revenue sources; unrated bonds or securities of smaller issuers that might be overlooked by other investors; and special situations that may offer high current income or opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies, but are not required to do so.

3.	The section titled “Principal Risks - Municipal Sector Focus Risk” in the summary prospectus and prospectus is deleted and replaced by the following:

Municipal Securities Focus Risk. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration. Many types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities, subject to any applicable limits described in this prospectus. Those municipal securities may finance or pay interest from the revenues of projects that are subject to similar economic, business or political developments that could increase their credit risk. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, it may be subject to greater risks from adverse events affecting such municipalities than a fund that invests in different municipalities or that is more diversified.

4.	The section titled “Principal Risks – Risks of Investing in U.S. Territories, Commonwealths and Possessions” in the summary prospectus and prospectus is deleted.

5.	The second paragraph in the section titled “The Fund’s Principal Investment Strategies and Risks – Municipal Securities” in the prospectus is deleted and replaced by the following:

Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called “double-barreled bonds.” Because municipal bond issuers may not be subject to the same disclosure obligations as other bond issuers, investments in municipal securities may be riskier than certain other investments.

6.	The section titled “The Fund’s Principal Investment Strategies and Risks – Municipal Sector Focus” in the prospectus is deleted and replaced by the following:

Municipal Securities Focus. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration. Many types of municipal securities (such as general obligation, government appropriation, municipals leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities, subject to any applicable limits described in this prospectus. Those municipal securities may finance or pay interest from the revenues of projects that are subject to similar economic, business or political developments that could increase their credit risk. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, it may be subject to greater risks from adverse events affecting such municipalities than a fund that invests in different municipalities or that is more diversified.

7.	Each of the sections titled “The Fund’s Principal Investment Strategies and Risks – Risks of Investing in U.S. Territories, Commonwealths and Possessions” and “—Investment in Puerto Rico Municipal Securities” in the prospectus is deleted.

8.	The section titled “U.S. Territories, Commonwealths and Possessions” in the SAI is deleted.

9.	The appendix to the SAI titled “Appendix A: Special Considerations Relating to Jurisdictions in Which the Fund Invests,” and all references thereto in the summary prospectus, prospectus, and SAI, are deleted.

10.	All references to the portfolio managers Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire, and Elizabeth S. Mossow in the summary prospectus, prospectus, and SAI are revised to reflect that Michael L. Camarella is the Fund’s portfolio manager who is primarily responsible for the day-to-day management of the Fund’s investments, and is supported by the Oppenheimer Municipal Fund Management Team.

May 17, 2018	PS0636.012